UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 3, 2025

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
1.500% Senior Notes due 2030	BRK30	New York Stock Exchange
2.000% Senior Notes due 2034	BRK34	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On May 3, 2025, Berkshire Hathaway Inc. issued a press release announcing the Company’s earnings for the first quarter ended March 31, 2025. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 3, 2025, Berkshire Hathaway Inc. held an annual meeting of its shareholders. The agenda items for the meeting along with the vote of the Company’s Class A and Class B common shareholders voting together as a single class with respect to each of the agenda items are shown below. There were eight items acted on at that meeting as follows: 1) Election of Directors; 2) A shareholder proposal requesting that the Company publish a report regarding the costs and benefits of Berkshire Hathaway Energy’s voluntary environmental activities; 3) A shareholder proposal requesting that the Company disclose the highest NEO’s pay ratio; 4) A shareholder proposal requesting that the Company issue a civil rights and non-discrimination report.; 5) A shareholder proposal requesting that the Board of Directors oversee an independent racial discrimination audit; 6) A shareholder proposal requesting that the Company designate a Board Committee to oversee the Company’s diversity and inclusion strategy; 7) A shareholder proposal requesting that the Company annually disclose its clean energy financing ratio; 8) A shareholder proposal requesting that the Board charter a new committee of independent directors to address risks associated with the development and deployment of AI across the Company’s operations.

Proposal 1 – Election of Directors
	For	Withheld
Warren E. Buffett	432,154	19,098
Gregory E. Abel	435,700	15,552
Howard G. Buffett	433,159	18,093
Susan A. Buffett	434,055	17,197
Stephen B. Burke	403,703	47,548
Kenneth I. Chenault	404,514	46,738
Christopher C. Davis	432,603	18,649
Susan L. Decker	393,569	57,682
Charlotte Guyman	391,509	59,743
Ajit Jain	435,919	15,333
Thomas S. Murphy, Jr.	404,426	46,826
Wallace R. Weitz	434,849	16,403
Meryl B. Witmer	433,597	17,655

The results of the other matters acted upon at the meeting were as follows.

	For	Against	Abstain
Proposal 2 – Shareholder proposal	3,564	441,778	5,909

	For	Against	Abstain
Proposal 3 – Shareholder proposal	9,319	440,610	1,323

	For	Against	Abstain
Proposal 4 – Shareholder proposal	3,202	445,151	2,899

	For	Against	Abstain
Proposal 5 – Shareholder proposal	2,936	445,471	2,845

	For	Against	Abstain
Proposal 6 – Shareholder proposal	6,482	441,384	3,385

	For	Against	Abstain
Proposal 7 – Shareholder proposal	15,196	429,846	6,210

	For	Against	Abstain
Proposal 8 – Shareholder proposal	15,937	432,061	3,253

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1	Berkshire Hathaway Inc. Earnings Release Dated May 3, 2025

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2025	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer